                                                                   EXHIBIT 10.28

                                FIRST AMENDMENT
                                ---------------

          FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 10, 1999, among DOMINO'S INC. ("Company"), BLUEFENCE, INC. ("Subsidiary Borrower" and, together with Company, each, a "Borrower" and, collectively, "Borrowers"), TISM, INC. ("Holdings"), J.P. MORGAN SECURITIES INC., as arranger (in such capacity, "Arranger"), THE FINANCIAL INSTITUTIONS party to the Credit Agreement referred to below (each individually referred to therein as a "Lender" and collectively as "Lenders"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), as administrative agent for Lenders (in such capacity, "Administrative Agent"), NBD BANK ("NBD Bank"), as syndication agent (in such capacity, "Syndication Agent"), and COMERICA BANK ("COMERICA"), as documentation agent (in such capacity, "Documentation Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Borrowers, Holdings, the Arranger, Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are party to a Credit Agreement, dated as of December 21, 1998; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1. Nothwithstanding anything to the contrary contained in Section 6.1(i) of the Credit Agreement, the Lenders hereby agree that the financial statements referred to in such section for the Accounting Periods ended January 3, 1999, January 31, 1999 and February 28, 1999 will not be required to be delivered to the Administrative Agent and the Lenders until the submission of the audited year-end financial statements pursuant to Section 6.1(iii) of the Credit Agreement.

          2. Notwithstanding anything to the contrary contained in Section 6.1(ii) of the Credit Agreement, the Lenders hereby agree that the financial statements and narrative report referred to in such section for the Accounting Quarter ended January 3, 1999 will not be required to be delivered to the Administrative Agent and the Lenders until the submission of the audited year-end financial statements pursuant to Section 6.1(iii) of the Credit Agreement.

          3. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below), both before and after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

          4. This Amendment shall become effective on the date (the "Amendment Effective Date") when each Borrower and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice address.

          5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

          6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Administrative Agent.

          7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                  TISM, INC.


                                  By: /s/ Harry J. Silverman
                                      ----------------------
                                      Title: President


                                  DOMINO'S, INC.


                                  By: /s/ Harry J. Silverman
                                      ----------------------
                                      Title: President


                                  BLUEFENCE, INC.


                                  By: /s/ Harry J. Silverman
                                      ------------------------
                                      Title:  President

                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Administrative Agent


                                  By: /s/
                                     ------------------------------
                                     Title:


                                  J.P. MORGAN SECURITIES INC., as Arranger


                                  By: /s/
                                     ------------------------------
                                     Title:

                               COMERICA BANK, individually and as Documentation Agent


                               By: /s/
                                  ---------------------------------
                                  Title:


                               NBD BANK, individually and as Syndication Agent


                               By: /s/
                                  ----------------------------------
                                  Title:


                               THE BANK OF NOVA SCOTIA


                               By: /s/
                                  ----------------------------------
                                  Title:


                               CREDIT LYONNAIS NEW YORK BRANCH


                               By: /s/
                                  ----------------------------------
                                  Title:


                               MICHIGAN NATIONAL BANK


                               By: /s/
                                  ----------------------------------
                                  Title:

                               COMPAGNIE FINANCIERE de CIC et de l'UNION
                               EUROPEENNE


                               By: /s/
                                  ---------------------------------
                                  Title:


                               CITY NATIONAL BANK


                               By: /s/
                                  ---------------------------------
                                  Title:


                               BAIN CAPITAL FUND SANKATY


                               By: /s/
                                  ---------------------------------
                                  Title:


                               OSPREY INVESTMENTS PORTFOLIO


                               By: Citibank, N.A., as Manager


                               By: /s/
                                  ---------------------------------
                                  Title:


                               KZH CNC LLC


                               By: /s/
                                  ---------------------------------
                                  Title:

                               FLEET NATIONAL BANK


                               By: /s/
                                  ---------------------------------
                                  Title:


                               KZH ING - 1 LLC


                               By: /s/
                                  ---------------------------------
                                  Title:


                               KZH ING - 2 LLC


                               By: /s/
                                  ---------------------------------
                                  Title:


                               KZH ING - 3 LLC


                               By: /s/
                                  ---------------------------------
                                  Title:


                               ARCHIMEDES FUNDING, L.L.C.,

                               By: ING Capital Advisors, Inc., as  Collateral
                                    Manager


                               By: /s/
                                  ---------------------------------
                                  Title:


                               ARCHIMEDES FUNDING II, LTD


                               By: ING Capital Advisors, Inc., as  Collateral
                                    Manager


                               By: /s/
                                  ---------------------------------
                                  Title:

                               MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                               By: /s/
                                  ---------------------------------
                                  Title:


                               SENIOR HIGH INCOME PORTFOLIO, INC.


                               By: /s/
                                  ---------------------------------
                                  Title:


                               DEBT STRATEGIES FUND II, INC.


                               By: /s/
                                  ---------------------------------
                                  Title:


                               OAK HILL SECURITIES FUND, L.P.


                               By: /s/
                                  ---------------------------------
                                  Title:


                               VAN KAMPEN PRIME RATE INCOME TRUST


                               By: /s/
                                  ---------------------------------
                                  Title:


                               VAN KAMPEN SENIOR FLOATING RATE FUND


                               By: /s/
                                  ---------------------------------
                                  Title:

                               VAN KAMPEN SENIOR INCOME TRUST


                               By: /s/
                                  ---------------------------------
                                  Title:


                               WELLS FARGO N.A.


                               By: /s/
                                  ---------------------------------
                                  Title:


                               EATON VANCE SENIOR INCOME TRUST


                               By: /s/
                                  ---------------------------------
                                  Title:


                               SENIOR DEBT PORTFOLIO


                               By: /s/
                                  ---------------------------------
                                  Title:



                               OXFORD STRATEGIC INCOME FUND


                               By: /s/
                                  ---------------------------------
                                  Title:


                               INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                               By: /s/
                                  ---------------------------------
                                  Title:

                               INDOSUEZ CAPITAL FUNDING IV, L.P.


                               By: /s/
                                  ---------------------------------
                                  Title:


                               TCW LEVERAGED INCOME TRUST


                               By: /s/
                                  ---------------------------------
                                  Title:


                               TCW LEVERAGED INCOME TRUST II


                               By: /s/
                                  ---------------------------------
                                  Title:


                               MERRILL LYNCH PRIME RATE PORTFOLIO


                               By: /s/
                                  ---------------------------------
                                  Title:


                               TEACHERS' RETIREMENT SYSTEM OF LOUISIANA

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  ---------------------------------
                                  Title:

                               MAINSTAY VP SERIES FUND, INC., ON BEHALF OF
                               ITS HIGH YIELD CORPORATE BOND PORTFOLIO

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  ---------------------------------
                                  Title:


                               THE 1199 HEALTHCARE EMPLOYEES PENSION FUND

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  ---------------------------------
                                  Title:


                               THE BROWN AND WILLIAMSON MASTER RETIREMENT TRUST

                               By:  Mackay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  ---------------------------------
                                  Title:

                               POLICE OFFICERS PENSION SYSTEM OF THE CITY
                               OF HOUSTON

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  ---------------------------------
                                  Title:


                               THE MAINSTAY FUNDS, INC., ON BEHALF OF ITS
                               STRATEGIC VALUE FUND

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  ---------------------------------
                                  Title:


                               THE MAINSTAY FUNDS, INC., ON BEHALF OF ITS
                               STRATEGIC INCOME FUND

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  ---------------------------------
                                  Title:

                               THE MAINSTAY FUNDS, INC., ON BEHALF OF ITS
                               HIGH YIELD CORPORATE BOND FUND SERIES

                               By:  MacKay-Shields Financial Corporation
                               Its: Investment Advisor


                               By: /s/
                                  ---------------------------------
                                  Title:


                               Mellon Bank N.A. solely in its capacity as Trustee (or Custodian) for the Employees Retirement Fund of the City of Fort Forth as directed by MacKay-Shields Financial Corporation, and not in its individual capacity.


                               By: /s/
                                  ---------------------------------
                                  Title:


                               CREDIT AGRICOLE INDOSUEZ


                               By: /s/
                                  ---------------------------------
                                  Title:



                               SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                               By: /s/
                                  ---------------------------------
                                  Title:


                               BANK OF NEW YORK


                               By: /s/
                                  ---------------------------------
                                  Title: